BANNER CENTRAL FINANCE COMPANY

                                     (BCFN)


                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

                                       AND

                                 PROXY STATEMENT

                           ---------------------------



                                DATE:    Tuesday, June 4, 2002
                                TIME:    11:00 a.m.
                                PLACE:   Banner Central Finance Company
                                         5480 East Ferguson Drive, 3rd Floor
                                         Commerce, California 90022

                         BANNER CENTRAL FINANCE COMPANY
    5480 FERGUSON DRIVE, COMMERCE, CA 90022 (323) 720-8600 FAX (323) 702-8647

                                                               April 26, 2002



Dear Fellow Stockholder:

     It is my pleasure to invite you to Banner Central Finance Company's annual meeting of stockholders.

     We will hold the meeting on Tuesday, June 4, 2002, at 11:00 a.m. at our corporate headquarters, 5480 East Ferguson Drive in Commerce, California. In addition to the formal items of business, I will review the major developments of 2001 and answer your questions.

     This booklet includes the notice of annual meeting and the proxy statement. The proxy statement describes the business that we will conduct at the meeting and provides information about Banner Central Finance Company.

     Your vote is important. Whether you plan to attend the meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you received more than one proxy card because you own shares registered in different names or at different addresses, please be sure to separately complete and return each proxy card. If you attend the meeting and prefer to vote in person, you may do so.

     Please indicate on the proxy card whether or not you expect to attend the meeting so that we can provide adequate seating.

                  We look forward to seeing you at the meeting.

                                   Sincerely,

                                   /s/ Gary M. Cypres
                                   ---------------------------------
                                   Gary M. Cypres
                                   Chairman of the Board



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                                       2





                         BANNER CENTRAL FINANCE COMPANY

                           ---------------------------

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

                           ---------------------------

                           Date:    Tuesday, June 4, 2002
                           Time:    11:00 a.m.
                           Place:   Banner Central Finance Company
                                    5480 East Ferguson Drive, 3rd Floor
                                    Commerce, California 90022

Dear Stockholders:

         At our annual meeting, we will ask you to:

         -    Elect four directors to each serve for a term of one year; and

         - Transact any other business that may properly be presented at the annual meeting.

     For ten days prior to the annual meeting, a complete list of our stockholders entitled to vote at the meeting will be available for inspection by any stockholder for any purpose relating to the meeting during ordinary business hours at our offices at 5480 East Ferguson Drive, Commerce, California. This list will also be available for inspection at the annual meeting.

     If you were a stockholder of record at the close of business on April 26, 2002, you may vote at the annual meeting.

                                           By order of the Board of Directors,


                                          /s/ Gary M. Cypres
                                          -----------------------------
                                          Gary M. Cypres
                                          Chairman of the Board
April 26, 2002
Commerce, California





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




                                TABLE OF CONTENTS

     INFORMATION ABOUT THE ANNUAL MEETING AND VOTING.......................... 5

         Why Did You Send Me This Proxy Statement?............................ 5

         Who Is Entitled To Vote?............................................. 5

         What Constitutes A Quorum?........................................... 5

         How Many Votes Do I Have?............................................ 5

         How Do I Vote By Proxy?.............................................. 6

         May I Change My Vote After I Return My Proxy?........................ 6

         How Do I Vote In Person?............................................. 6

         What Vote Is Required To Approve Each Proposal?...................... 7

         What Are The Costs Of Soliciting These Proxies?...................... 7

         How Do I Obtain An Annual Report On Form 10-KSB?..................... 7

     INFORMATION ABOUT BCFN COMMON STOCK OWNERSHIP............................ 8

         Which Stockholders Own at Least 5% of BCFN?.......................... 8

         How Much Stock Is Owned By Directors And Executive Officers?......... 8

         Compensation Committee Interlocks and Insider Participation.......... 9

         Did Directors, Executive Officers and Greater Than 10% Stockholders
         Comply With Section 16(a) Beneficial Ownership Reporting in 2001?.... 9

     INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS.......................10

         The Board of Directors...............................................10

         The Committees of the Board..........................................10

         How Do We Compensate Directors?......................................10

         Certain Relationships and Related Transactions.......................11

         Contribution Agreement...............................................11

         Financing Agreement..................................................11



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                                       4




         Operating Agreement..................................................12

         Tax Sharing Agreement................................................13

         How We Compensate Executive Officers................................ 14

         Stock Option Plan................................................... 15

         Executive Deferred Salary & Bonus Plan.............................. 18

         Compensation Committee's Report on Executive Compensation .......... 19

         The Report.......................................................... 19

         Audit Committee..................................................... 20

         Audit Committee Report.............................................. 21

DISCUSSION OF PROPOSAL RECOMMENDED BY THE BOARD.............................. 23

         Proposal 1:  Elect Four Directors................................... 23

    INFORMATION ABOUT STOCKHOLDER PROPOSAL................................... 25

ANNUAL REPORT................................................................ 25

OTHER BUSINESS............................................................... 25



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                                       5






             PROXY STATEMENT FOR BANNER CENTRAL FINANCE COMPANY 2002
                         ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING



Why Did You Send Me This Proxy Statement?

     We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2002 annual meeting of stockholders. This proxy statement summarizes the information you need to know to cast a vote at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Who Is Entitled To Vote?

     We will begin sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about May 13, 2002 to all stockholders entitled to vote at the annual meeting. Stockholders who owned BCFN voting common stock at the close of business on April 26, 2002 are entitled to vote. On this record date, there were 7,417,400 shares of BCFN voting common stock, par value $0.01 per share, outstanding. BCFN has only this one class of voting stock. We are also sending along with this proxy statement the BCFN 2001 Annual Report, which includes our financial statements.

What Constitutes A Quorum?

     The holders of a majority of the issued and outstanding shares of BCFN voting common stock entitled to vote at the meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the meeting.

How Many Votes Do I Have?

     Each share of BCFN voting common stock that you own entitles you to one vote. The proxy card indicates the number of shares of BCFN voting common stock that you own. In the election of directors, under California law as applied to the Company, you have the right to cumulate your votes. This means that you may give one properly nominated candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares that you are entitled to vote, or you may divide that total number of shares among the candidates as you see fit.

How Do I Vote By Proxy?

     Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the postage-prepaid envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote.

     If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

         o "FOR" the election of all four nominees for director (see page 19).

     If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors or, if no recommendation is given, in their own discretion. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change My Vote After I Return My Proxy?

     Yes. If you give a proxy, you may change your vote at any time before it is exercised. You may change your vote in any one of three ways:

         - You may send our Corporate Secretary another proxy with a later date.

         - You may notify our Corporate Secretary in writing before the annual meeting that you have revoked your proxy.

         - You may attend the annual meeting and vote in person.

How Do I Vote In Person?

     If you plan to attend the annual meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring the proxy card, an account statement or a letter from the nominee indicating that you are the beneficial owner of the shares on April 26, 2002, the record date for voting, and a written instruction from the nominee authorizing you to vote the shares.



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What Vote Is Required To Approve Each Proposal?

Proposal 1:
Elect Four Directors                      Under  California  law, as it applies
                                          to BCFN, you may cumulate your votes
                                          for the election of  directors  as
                                          described  above under the caption
                                          "How Many Votes Do I Have?" The four
                                          nominees for  director  who receive
                                          the most votes will be elected.  So,
                                          if you do not vote for a particular
                                          nominee,  or you indicate  "WITHHOLD
                                          AUTHORITY" to vote for a particular
                                          nominee  on your  proxy  card,  your
                                          vote  will not count  either  "for"
                                          or  "against"  the nominee.
                                          Our Certificate of Incorporation does
                                          not authorize cumulative voting.

The Effect of Broker Non-Votes           If your broker holds your shares in its
                                         name, the broker will be entitled to
                                         vote your shares on Proposals 1 even
                                         if it does not receive instructions
                                         from you.

What Are The Costs Of Soliciting These Proxies?

     We will pay all of the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communication for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable expenses. In addition, we may pay for and use the services of individuals or companies that we do not regularly employ in connection with the solicitation of proxies if the Board of Directors determines this is advisable.

How Do I Obtain An Annual Report On Form 10-KSB?

     If you would like a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2001, that we filed with the SEC, we will send you one without charge. Please write to Banner Central Finance Company, 5480 East Ferguson Drive, Commerce, California 90022, Attention: Corporate Secretary.



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                  INFORMATION ABOUT BCFN COMMON STOCK OWNERSHIP

Which Stockholders Own at Least 5% of BCFN?

     The following table shows, as of April 26, 2002, all persons or entities we know to be "beneficial owners" of more than five percent of our common stock.(1) This information is based on Company information and Schedules 13D and 13G reports filed with the SEC by each of the persons and entities listed in the table below. If you wish, you may obtain these reports from the SEC.

                                                          Common Stock
                                                     Beneficially Owned(1)
                                               ---------------------------------
Name and Address of Beneficial Owner(2)             Number of        Percent of
                                                    Shares(3)        Class(4)
---------------------------------------------  ----------------- ---------------

Gary M. Cypres(5) ................................. 4,625,267          61.70%
Carpenters Pension Trust forSouthern California ...   702,115           9.47%
Wellington Management Company, LLP(6) .............   688,200           9.28%


----------------------

(1) "Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own BCFN common stock not only if you hold it directly, but also if you directly or indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share) the power to vote the stock, to invest it, to sell it or you currently have the right to acquire it or the right to acquire it within 60 days of April 26, 2002.

(2) The address for Mr. Cypres is 5480 East Ferguson Drive, Commerce, California 90022; the address for Carpenters Pension Trust for Southern California is 533 So. Fremont Avenue, Los Angeles, CA 90071-1706 the address for Wellington Management Company, LLP ("WMC"), is 75 State Street, Boston, Massachusetts 02109.

(3) Except as otherwise noted below, each person and entity named in the table directly or indirectly has sole voting and investment power with respect to the shares shown which each such person or entity beneficially owns.

(4) Shares of BCFN common stock issuable upon exercise of stock options exercisable within 60 days of April 26, 2002 are considered outstanding for computing the percentage of the person or entity holding those options but are not considered outstanding for computing the percentage of any other person or entity.

(5) Consists of 701,891 shares held of record by Cypres Investment Holdings LP, 80,656 shares held directly by G.M. Cypres Investments, LP, 3,738,720 shares directly held by Mr. Cypres, 12,500 shares directly held by Mr. Cypres' spouse and 12,500 shares held by or in trust by Mr. Cypres and his spouse for their children. An additional 79,000 shares is included representing options exercisable within 60 days of April 26, 2002. Of the 4,625,267 shares, Mr. Cypres shares voting and investment power of 25,000 shares with his spouse.

(6) Based on a Schedule 13G filed with the SEC on February 14, 2002. These shares are held of record by WMC's clients. Of the 688,200 shares, WMC shares the power to vote 114,000 of these shares and shares the power to dispose of all of these shares in its capacity as investment advisor to these clients.

How Much Stock Is Owned By Directors And Executive Officers?

     The following table shows, as of April 26, 2002, the BCFN common stock that our directors and executive officers beneficially own and those shares of common stock owned by all executive officers and directors as a group.



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


                                                                Common Stock
                                                           Beneficially Owned(1)
                                                    --------------------------------
Name of Beneficial Owner                                   Number of    Percent of
                                                           Shares(2)    Class(3)
------------------------------------------------    --------------- ----------------

Gary M. Cypres (4) ....................................     4,625,267     61.70%
Arturo Ochoa(5) .......................................        15,000     *
William R. Sweet(6) ...................................        11,800     *
Salvatore J. Caltagirone (7) ..........................        10,800     *
All directors and executive officers as a group
(4 persons) (8) .......................................     4,662,867     62.02%
----------------------

* Less than 1%.

(1)     See footnote 1 in table included above at page 4.

(2) Except as otherwise noted below, each individual named in the table directly or indirectly has sole voting and investment power with respect to the shares shown which each such individual beneficially owns.

(3) Shares of BCFN common stock issuable upon exercise of stock options exercisable within 60 days of April 26, 2002 are considered outstanding for computing the percentage of the person holding those options but are not considered outstanding for computing the percentage of any other person.

(4) Consists of 701,891 shares held of record by Cypres Investment Holdings LP, 80,656 shares held directly by G.M. Cypres Investments, LP, 3,738,720 shares directly held by Mr. Cypres, 12,500 shares directly held by Mr. Cypres' spouse and 12,500 shares held by or in trust by Mr. Cypres and his spouse for their children. An additional 79,000 shares is included representing options exercisable within 60 days of April 26, 2002. Of the 4,625,267 shares, Mr. Cypres shares voting and investment power of 25,000 shares with his spouse.

(5)  Consists  of  15,000  shares   issuable  upon  exercise  of  stock  options
     exercisable within 60 days of April 26, 2002.

(6) Consists of 8,200 shares directly owned by Mr. Sweet and 3,600 shares issuable upon exercise of stock options exercisable within 60 days of April 26, 2002.

(7) Consists of 7,200 shares directly owned by Salvatore Caltagirone and 3,600 issuable upon exercise of stock options exercisable within 60 days of April 26, 2002.

(8) Consists of 101,200 shares issuable upon exercise of stock options exercisable within 60 days of April 26, 2002 .

Compensation Committee Interlocks and Insider Participation.

     The compensation committee consists of Messrs. Sweet and Caltagirone. None of the members of the compensation committee is or has served us as an officer or employee of BCFN or any of its subsidiaries. None of our executive officers currently serves as a director or member of the compensation committee of another entity or of any other committee of the Board of Directors of another entity performing similar functions.

Did Directors, Executive Officers and Greater Than 10% Stockholders Comply With
Section 16(a) Beneficial Ownership Reporting in 2001?

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and greater-than-10% stockholders to file reports with the SEC reflecting changes in their beneficial ownership of BCFN stock and to provide us with copies of the reports.

     Based on our review of these reports and of certifications furnished to us, we believe that all of these reporting persons complied with their filing requirements for 2001.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors

     The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the chairman, other key executives and our principal external advisers (legal counsel, outside auditors, investment bankers and other consultants), reading reports and other materials that we send them and participating in board and committee meetings.

The Committees of the Board

     The board has an audit committee and a compensation committee. We do not have a nominating committee. The full Board of Directors nominates our officers and directors for election.

The Audit Committee                         The audit committee reviews and
                                            reports to the Board of Directors
                                            on various auditing and accounting
                                            matters, including the annual report
                                            from our independent public
                                            accountants. Messrs.Caltagirone and
                                            Sweet currently serve as members of
                                            the audit committee.

The Compensation Committee                  The compensation committee
                                            determines the salary and bonus
                                            structure for our executive officers
                                            and supervises the compensation
                                            scheme for our other officers.
                                            In addition, the compensation
                                            committee determines appropriate
                                            awards under our 2000 Stock Option
                                            Plan (the "2000 Plan") and
                                            administers our retirement plan.
                                            Messrs. Caltagirone and Sweet
                                            currently serve as members
                                            of the compensation committee.

How Do We Compensate Directors?

     We pay our members Board of Directors who are not also employees of Banner Central Finance Company, referred to as the Non-Employee Directors, an annual fee of $5,000. Members of the Board of Directors who are our employees do not receive any Directors' fees. In addition, we may reimburse members of the Board of Directors for expenses incurred in connection with their activities on our behalf. Non-Employee Directors also each received options to purchase 18,000 and 15,000 shares of Common Stock at an exercise prices of $1.00 and $0.94 per share as determined by the Board of Directors on February 28, 2001 and June 25, 2001, respectively, under the 2000 Stock Option Plan. Initially options granted to the Non-Employee Directors were 40% vested with remaining balance to vest in equal annual installments over 3 years beginning on the date of grant, subject to continued service on the Board of Directors; however, no option can be exercised until at least six months after the date of grant. Options granted after the initial awards vested in equal annual installments over 5 years from date of grant. We have entered into agreements with all directors pursuant to which we have agreed to indemnify them against certain claims arising out of their services as directors. Directors are also entitled to the protection of certain indemnification provisions in our Certificate of Incorporation and Bylaws.

Certain Relationships and Related Transactions

     On September 6, 2000, the Board of Directors of Central Financial Acceptance Corporation, or Central Financial, approved a Plan of Complete Dissolution, Liquidation and Distribution, or the Plan, which provided for the dissolution and liquidation of Central Financial, and the liquidating distribution to its stockholders of all the common stock of its two wholly-owned subsidiaries, one of which is our company, Banner Central Finance Company, or Banner Central Finance and the other of which is Hispanic Express, Inc. or Hispanic Express. Banner Central Finance and Hispanic Express were formed on September 5, 2000 to accomplish the Plan. On February 28, 2001, the Plan was completed and Central Financial was dissolved and liquidated.

     In connection with the Plan, we entered into various agreements with Central Financial and Hispanic Express for the purpose of defining our ongoing relationships among the entities. Because Central Financial controlled Hispanic Express and us, these agreements did not result from arm's-length negotiations. We believe, however, that these agreements are at least as favorable to us as those that could have been obtained from independent third parties.

Contribution Agreement

     We entered into a contribution agreement, referred to as the Contribution Agreement, with Central Financial. The Contribution Agreement covered the following:

     Contribution of Central Financial Subsidiaries. The Contribution Agreement provides for the contribution of certain of the assets and businesses of Central Financial to us. Specifically: Central Financial contributed to our company all of the issued and outstanding capital stock of Central Installment Credit Corporation, Central Financial Acceptance/Insurance Agency and Central Premium Finance Company. In addition, Central Financial contributed to Central Installment Credit Corporation the assets and liabilities of the mortgage business owned by a subsidiary of Central Finance.

Financing Agreement

     Banner's Central Electric and Banner Central Finance have entered into an agreement, referred to as the Financing Agreement, pursuant to which Banner's Central Electric grants Banner Central Finance the exclusive right, at Banner Central Finance's option, to purchase without recourse consumer finance receivables originated by Banner's Central Electric for sales of merchandise at Banner's Central Electric stores in operation on the date of the Financing Agreement and for all stores which Banner's Central Electric may determine to open in the future during the term of the Financing Agreement. Banner Central Finance is not obligated to provide financing to any particular Banner's Central Electric customers, or to offer financing at any Banner's Central Electric location or locations. As part of this agreement, Banner Central Finance agrees to provide Banner's Central Electric with up to $6 million of inventory or inventory financing as long as the Financing Agreement remains in effect and Banner's Central Electric agrees to provide Banner Central Finance, at no charge, an amount of floor space at Banner's Central Electric's stores as Banner Central Finance may from time to time request. The Financing Agreement has a term of 10 years. Banner Central Finance or Banner's Central Electric may terminate the Financing Agreement at any time upon one-year's prior written notice to either party. By mutual consent of the parties, the Financing Agreement was canceled on December 31, 2001, expect that Hispanic Express will continue to provide a guarantee up to $4 million of financing.

Operating Agreement

     Banner Central Finance and Hispanic Express have entered into an agreement, referred to as the Operating Agreement, which covers the following matters:

     Allocation of Business Opportunities. Due to the potential conflicts of interest resulting from the relationships among Banner Central Finance and Hispanic Express, the Operating Agreement provides that Banner Central Finance and its subsidiaries and Hispanic Express and its subsidiaries will not, without prior written consent of each other, directly or indirectly, engage in or enter any business which the other is currently engaged in.

     Management and Other Services. The Operating Agreement provides that Hispanic Express and its subsidiaries are obligated to provide to Banner Central Finance and its subsidiaries and Banner Central Finance and its subsidiaries are obligated to utilize, certain services, including management information systems, employee benefit plans, legal and accounting, insurance, computer and data processing systems. These arrangements will continue until terminated by Hispanic Express or Banner Central Finance upon one-year's prior written notice. Termination may be made on a service-by-service basis or in its entirety. Banner Central Finance agrees to pay Hispanic Express its actual cost of providing services to Banner Central Finance. If such services involve an allocation of expenses, Hispanic Express shall determine the allocation on the basis of the percentage utilization of such service or Hispanic Express's management's best estimate thereof.

     Employee Benefits. The Operating Agreement provides that Hispanic Express and Banner Central Finance will assume all liabilities under the existing employee welfare benefit and profit sharing plans of Central Financial with respect to the employees of Hispanic Express and Banner Central Finance and their subsidiaries who have become employees of each company. The Operating Agreement also provides that the employment by Hispanic Express and Banner Central Finance of individuals who were employees of Central Financial and the subsidiaries prior to the Distribution will not be deemed a severance of employment from Central Finance and the subsidiaries for the purpose of any policy, plan, program or agreement that provides for the payment of severance, salary continuation or similar benefits. The Operating Agreement also provides for Hispanic Express to assume Central Financial's Supplemental Executive Retirement Plan.

     Guaranty of Banner Central Finance Debt. The Operating Agreement provides for Hispanic Express to guarantee up to $4 million of bank or similar financing which Banner Central Finance may borrow.

Tax Sharing Agreement

     Central Financial, Hispanic Express and Banner Central Finance have entered into a tax sharing agreement, referred to as the Tax Sharing Agreement, providing for:

- the payment of federal, state and other income tax remittances or refunds for periods during which Hispanic Express and Banner Central Finance are included in the same consolidated group for federal income tax purposes;

-    the allocation of responsibility for the filing of such tax returns;

-    the conduct of tax audits and the handling of tax controversies; and

-    various related matters.

     For periods during which Hispanic Express and Banner Central Finance were included in Central Financial's consolidated federal and state income tax returns, Hispanic Express and Banner Central Finance are each be required to pay its allocable portion of the consolidated federal, state and other income tax liabilities and are entitled to receive refunds determined as if Hispanic Express and Banner Central Finance and its subsidiaries had filed separate income tax returns. With respect to Central Financial's liability for payment of taxes for all periods during which Hispanic Express and Banner Central Finance were so included in Central Financial's consolidated federal income tax returns, Hispanic Express and Banner Central Finance will indemnify Central Financial for all federal, state, and other income tax liabilities for such periods. February 28, 2001 was the last day on which Hispanic Express and Banner Central Finance were required to be included in Central Financial's consolidated federal income tax returns.

Executive Officers and Key Employees

     These are the biographies of the Company's current executive officers, except for Mr. Cypres, the Chairman, whose biography is included below under "Proposal 1: Elect Four Directors." There are no arrangements or understandings among these individuals or any other person relating to their election as officers.

        Name and Age           Principal Occupation and Business Experience
------------------------------ -------------------------------------------------
Arturo Ochoa     (40)          Arturo J. Ochoa has been our President  since our
                               formation.  Since August 1998, Mr. Ochoa has been
                               President of Central Financial's  mortgage
                               business.  Prior to joining  Central  Financial,
                               Mr. Ochoa was Area Manager and then  Regional
                               Vice President  with  Home  Savings  of  America.
                               From  1983 to 1992 he  served  as a District
                               Manager with Transamerica  Financial Services.
                               Mr. Ochoa graduated from the University of
                               Southern California, School of Business.



     None of the directors or officers are related to each other by blood or marriage and none of the directors or officers are involved in any legal proceedings as described in Section 401(f) of Regulation S-K.

How We Compensate Executive Officers?

     The following table sets forth information concerning compensation for each of the last three years paid or awarded to or earned by the Chief Executive
Officer of the Company and our one other most highly compensated executive officers of the Company and its predecessors who received salary and bonus in excess of $100,000 in 2001 (collectively, the "Named Executive Officers").

                                          Summary Compensation Table

                                                                          Long-Term
                                             Annual Compensation(1)      Compensation
Name and Principal Position                  Year    Salary     Bonus   Awards Options(2)
---------------------------                  ----    ------     -----   -----------------
Gary M. Cypres                               2001   $ 75,000   $ 95,000    155,000
              Chairman of the Board, Chief   2000     25,000       --      395,000
              Executive Officer and Chief    1999     25,000       --         --
              Financial Officer


Arturo Ochoa                                 2001   $146,000   $ 15,000       --
              President                      2000    140,000      5,000     50,000
                                             1999    140,000     20,000       --

(1) Certain of our executive officers receive benefits in addition to salary and cash bonuses. The aggregate amount of such benefits, do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus of such Named Executive. Also, see "Executive Deferred Salary and Bonus Plan" on page 14.

(2) Consists of options granted at an exercise price of $1.00 per share on February 28, 2001 and options granted at an exercise price of $0.94 per share on June 25, 2001.

Stock Option Plan

     Concurrent with the completion of the Plan on February 28, 2001, Central Financial terminated its Stock Option Plan and all options granted under the plan were terminated. The 2000 Stock Option Plan of Banner Central Finance, or the 2000 Plan, has been approved by our Board of Directors and stockholders. The 2000 Plan provides that it is to be administered by a committee of the Board of Directors, referred to as the Option Committee, consisting of at least two independent directors. The Compensation Committee functions as the Option Committee. The Option Committee has the authority, within limitations as set forth in the 2000 Plan, to establish rules and regulations concerning the 2000 Plan, to determine the persons to whom options may be granted, the number of shares of Common Stock to be covered by each option, and the terms and provisions of the option to be granted, provided, that such grants shall conform with ss. 260.140.41 of the California Securities Code. Subject to the terms set forth in the 2000 Plan, the Option Committee has the right to cancel any outstanding options and to issue new options on such terms and upon such conditions as may be consented to by the optionee affected.

     A total of 1,100,000 shares are reserved for issuance under the 2000 Plan. No individual may be granted options under the 2000 Plan with respect to more than 550,000 shares during the duration of the 2000 Plan. Banner Central Finance granted 716,000 shares of Common Stock of to eligible participants under the 2000 Plan during 2001, including options to certain executive officers as set forth below. Options granted pursuant to the 2000 Plan vest over two different time periods. Options granted which equal the number of options granted to executive officers and employees under the Central Financial Stock Option Plan vest as they would have been vested under the Central Financial Stock Option Plan at the time of distribution, except for those officers and employees which had been with Central Financial or its predecessor company for a period in excess of 5 years, which shall be 60% vested in total options granted to them. Options granted to executive officers and employees which exceed the amounts granted to them under the Central Financial Stock Option Plan vest in such options over a five-year period in equal annual amounts. Upon the effectiveness of these grants, 384,000 shares of Common Stock remain available for future grants of options under the 2000 Plan.

     The number of shares which may be granted under the 2000 Plan or under any outstanding options will be proportionately adjusted in the event of any stock dividend or if the Common Stock shall be split up, combined, recapitalized, converted, exchanged, reclassified or in any way substituted. Subject to the terms of the 2000 Plan, and in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in our corporate structure or outstanding shares, the Option Committee may make such equitable adjustments to the number and class of shares available under the 2000 Plan or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights. The maximum term of any option granted pursuant to the 2000 Plan is ten years. In general, shares subject to options granted under the 2000 Plan which expire, terminate or are canceled without having been exercised in full become available again for options grants.

     The class of eligible persons under the 2000 Plan consists of directors and employees of, and consultants to, us or a parent or subsidiary of ours, as determined by the Option Committee, except that Non-Employee Directors can only receive fixed grants of options under the terms set forth in the 2000 Plan. See "Compensation of the Board of Directors." Options granted under the 2000 Plan may be incentive stock options, or ISOs, or non-qualified options, at the discretion of the Option Committee; however, ISOs can only be granted to our employees or a parent or subsidiary. The 2000 Plan provides that the exercise price of an option (other than Non-Employee Director's option) is fixed by the Option Committee on the date of grant; however, the exercise price of an ISOs must be not less than the fair market value of the Common Stock on the date of the grant. The exercise price of an ISOs granted to any participant who owns stock possessing more than 10% of the total combined voting power of all classes of our outstanding stock must be at least equal to 110% of the fair market value of the Common Stock on the date of grant and the rate of exercise shall be at least twenty percent per year over five years. Any ISOs granted to such participants also must expire within five years from the date of grant. Additionally, options granted under the 2000 Plan will not be ISOs to the extent that aggregate fair market value of the shares with respect to which ISOs under the 2000 Plan (or under any other plan maintained by us or a parent or subsidiary of ours) first become exercisable in any year exceeds $100,000. No options shall be granted under the 2000 Plan or after the tenth anniversary of the adoption of the 2000 Plan.

     Options are be non-transferable and non-assignable except by will, the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to "immediate family" as defined in 17 C.F.R. 240.16a-1(e). Options (other than Non-Employee Director's options) are exercisable by the holder thereof subject to terms fixed by the Option Committee. However, no option can be exercised until at least six months after the date of grant.

     Notwithstanding the above, an option is exercisable immediately upon the happening of any of the following (but in no event during the six-month period following the date of grant or subsequent to the expiration of the term of an option): (1) the holder's retirement on or after attainment of age 65; (2) the holder's disability or death; (3) a "change of control" (as defined in the 2000
Plan) of us while the holder is in the employ or service of Banner Central Finance Company; or (4) the occurrence of such special circumstances or events as the Option Committee determines merits special consideration, except with respect to Non-Employee Directors' options, by such other method as the Option Committee may permit from time to time.

     If an option holder terminates employment with us or service as one of our directors or as our consultant while holding an unexercised option, the option is terminated 30 days after such termination of employment or service unless the option holder exercises the option within such 30-day period. However, all options held by an option holder terminate immediately if the termination is a result of a violation of such holder's duties. If cessation of employment or service is due to retirement on or after attainment of age 65, disability or death, the option holder or such holder's successor-in-interest, as the case may be, is permitted to exercise any option within three months after retirement or within one year after disability or death.

     The 2000 Plan may be terminated and may be modified or amended by the Option Committee or the Board of Directors at any time; provided, however, that
(1) no modification or amendment either increasing the aggregate number of shares which may be issued under options or to any individual or modifying the requirements as to eligibility to receive options will be effective without stockholder approval within one year of the adoption of such amendment; and, (2) no such termination, modification or amendment of 2000 Plan will alter or affect the terms of any then outstanding options without the consent of the holders thereof.

     The following table sets forth information concerning stock options granted to Mr. Caltagirone, Mr. Cypres and Mr. Sweet during 2001. No other Named Executive Officers received stock options during 2001.

                              Option Grants in Last Fiscal Year
                                      Individual Grants
                              ----------------------------------
                                            Percent of                             Potential Realizable Value
                         Number of         Total Options                            at Assumed Annual Rates
                        Securities          Granted to                             of Stock Appreciation for
                        Underlying           Employees     Exercise     Expiration       Option Term (1)
    Name                  Granted             in 2001      Price (2)       Date         5%         10%
 ---------              ----------         -----------     ---------    ----------   ---------   --------

Gary M. Cypres           155,000              70.5%        $   0.94     06/25/11      $232,500   $457,250
William Sweet             15,000               6.8%        $   0.94     06/25/11      $ 22,500   $ 44,250
Salvatore Caltagirone     15,000               6.8%        $   0.94     06/25/11      $ 22.500   $ 44,250


(1) The amounts shown are hypothetical gains based on the indicated assumed rates of appreciation of the common stock, compounded annually over a ten-year period and assuming that the closing price was the market value of the grant. The actual value (if any) that an executive officer receives from a stock option will depend upon the amount by which the market price of our common stock will appreciate at any particular rate or at all in future years.

(2) The options granted are exercisable 20% per year beginning on each of the first five anniversary dates of grant.

(3) The exercise price may be paid in cash, or at the discretion of the Compensation Committee, by tendering shares of BCFN common stock, or the delivery of an irrevocable direction to a securities broker to sell shares and deliver the sale proceeds to BCFN in payment of all or part of the exercise price, instead of cash.

(4)  Represents options granted on June 25, 2001 at $0.94 per share.

         The following table provides information, with respect to the Named Executive Officers and Directors, concerning the exercise of options during 2001 and unexercised options held by them at December 31, 2001.


                                    Aggregated Option Exercises in Fiscal Year 2001 and
                                                  Fiscal Year-End Option

                                                     Number of Securities          Value of Unexercised
                        Shares                      Underlying Unexercised            In-the-Money
                      Acquired on   Value Realized    Options at 12/31/01         Options at 12/31/01(2)
   Name              Exercise (#)      $ (1)       Exercisable    Unexercisable Exercisable  Unexercisable
   ----              ------------      -----       -----------    ------------- -----------  -------------

Gary M. Cypres           237,000           --            --          313,000         --        $165,800

Arturo Ochoa                --             --           5,000         45,000     $  2,500      $ 22,500

William Sweet              7,200           --            --           25,800         --        $ 13,800

Salvatore Caltagirone      7,200           --            --           25,800         --        $ 13,800

(1) Based on the market price of the purchased shares on the exercise date, less the option exercise price paid for those shares.

(2) The stock price of the Company at December 31, 2001 was $1.50 per share. Mr. Cypres, Mr. Caltagirone, and Mr. Sweet have options to purchase 155,000, 15,000, and 15,000, respectively, at $0.94 per share. All other shares indicated have an exercisable price of $1.00 per share once vested.


Executive Deferred Salary and Bonus Plan

     On December 13, 2001, the Company adopted the Executive Deferred Salary and Bonus Plan, or the EDP, which covers the Named Executive Officers and certain other executives of the Company. Pursuant to the EDP, a participant may elect to defer up to 50% of the participant's base salary and up to 100% of any bonus awarded pursuant to our Executive Incentive Bonus Program. Elections under the EDP to defer base salary and bonus are made annually prior to the commencement of each year. Executives electing to participate in the program may invest deferred amounts in either of two accounts: (1) which earns interest based upon the prime rate; or (2) which mirrors the performance of our Common Stock price. Amounts deferred are generally payable in a lump sum within 30 days after the participant's termination of employment with us for any reason. The EDP is administrated by the Compensation Committee of the Board of Directors. Mr. Cypres and Mr. Ochoa had elected to defer 100% of their bonus in 2001 and elected to invest their deferred bonus amounts of $95,000 and $15,000 in an account which mirrors the performance of our common stock. At December 31, 2001, Mr. Cypres' and Mr. Ochoa's accounts had a value of $128,000 and $20,000, respectively.

                         Compensation Committee's Report
            on Executive Compensation and Repricing of Stock Options

     The following Compensation Committee's Report on Executive Compensation and Repricing of Stock Options shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the SEC or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other document.

The Report

     The Compensation Committee of the Board of Directors (the "Committee") is composed of the two directors who are not also our employees. The Committee establishes our overall compensation and employee benefits and the specific compensation of our executive officers. One of the Committee's goals is to implement executive officer compensation programs that further our business objectives and that attract, retain and motivate the best qualified executive officers.

     We adopt and administer our executive compensation policies and specific executive compensation programs in accordance with the principal goal of maximizing return on stockholders' equity. The Committee believes that we best achieve this performance goal, and the long-term interests of our stockholders generally, by attracting and retaining management of high quality, and that such management will require commensurate compensation. We believe that our executive officer compensation policies are consistent with this policy.

     The Committee determines annual compensation levels for executive officers and compensation levels to be implemented from time to time in written employment agreements with executive officers based primarily on its review and analysis of the following factors: (1) the responsibilities of the position, (2) the performance of the individual and his or her general experience and qualifications, (3) our overall financial performance (including return on equity, levels of general and administrative expense and budget variances) for the previous year and the contributions the individual or his or her department made to such performance measures, (4) the officer's total compensation during the previous year, (5) compensation levels comparable companies pay in similar industries, (6) the officer's length of service with us, and (7) the officer's effectiveness in dealing with external and internal audiences. In addition, the Committee receives the recommendations of the Chairman with respect to the compensation of other executive officers, which the Committee reviews in light of the above factors. The Committee believes that the base compensation of the executive officers is competitive with companies of similar size and with comparable operating results in similar industries.

     In addition, Mr. Cypres' compensation for 2001 was based in part on his progress in achieving certain additional criteria. These criteria included results in meeting our strategic business plan, and leadership abilities (including developing an effective senior management team).

     While the Committee establishes salary and bonus levels based on the above-described criteria, the Committee also believes that encouraging equity ownership by executive officers further aligns the interests of the officers with the performance objectives of our stockholders and enhances our ability to attract and retain highly qualified personnel on a basis competitive with industry practices. Stock options that we granted under our 2000 Plan help achieve this objective, and provide additional compensation to the officers to the extent that the price of the common stock increases over fair market value on the date of grant. We have granted stock options to each of the Named Executives and to our other officers or key employees. Through the 2000 Plan, there will be an additional direct relationship between our performance and benefits to executive officer Plan participants.

     On December 13, 2001, the Committee adopted the Executive Deferred Salary and Bonus Plan, or the EDP, which covers the Named Executive Officers and certain other executives of Banner Central Finance Company. Pursuant to the EDP, a participant may elect to defer up to 50% of the participant's base salary and up to 100% of any bonus awarded pursuant to our Executive Incentive Bonus Program. Elections under the EDP to defer base salary and bonus are made annually prior to the commencement of each year. Executives electing to participate in the program may invest deferred amounts in either of two accounts: (1) which earns interest based upon the prime rate; or (2) which mirrors the performance of our Common Stock price. Amounts deferred are generally payable in a lump sum within 30 days after the participant's termination of employment with us for any reason. The EDP is administrated by the Compensation Committee of the Board of Directors.

     On January 18, 2001, and again on February 13, 2001, the Committee reviewed the options to be granted to our executive officers. Considering these factors, the Committee determined that it was in the Company's and our stockholders' best interest to grant initial options at $1.00 per share. On June 25, 2001, the Committee reviewed the options to be granted to our executive officers and granted 225,000 new options at $0.94 per share.

Dated:  April 26, 2002

                             COMPENSATION COMMITTEE

                           William R. Sweet, Chairman
                           Salvatore J. Caltagirone

Audit Committee

     The Audit Committee of the Board of Directors (the "Committee") is composed of two members and operates under a written charter adopted by the Board of directors. The responsibilities of the Committee are contained in the Audit Committee Report. The Committee during fiscal year 2000 consisted of Messrs. Caltagirone and Sweet. Each of the members is "independent," as defined by Banner Central Finance Company policy and the National Association of Securities Dealers, Inc. listing standards. The Committee held meetings on December 13, 2001 and April 25, 2002.

                             Audit Committee Report

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

     The Committee reports to the Board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of Banner Central Finance Company.

     The  Audit   Committee   Charter   adopted   by  the  Board  sets  out  the
responsibilities, authority and specific duties of the Committee. A copy of the Committee Charter is attached to this Proxy Statement as Appendix A.

         Pursuant to the charter, the Committee has the following responsibilities:

-    To monitor the preparation of quarterly and annual financial reports;

- To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and

- To review the general scope of the annual audit and the fees charged by the independent auditors.

     In discharging its oversight responsibility the Committee has met and held discussions with management and Arthur Andersen LLP, the independent auditors for Banner Central Finance Company. Management represented to the Committee that all consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Committee also obtained from the independent auditors a formal written statement describing all relationships between Banner Central Finance Company and the auditors that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The Committee discussed with the independent auditors any relationships that may impact on the firm's objectivity and independence and satisfied itself as to the auditors' independence.

     Based on these discussions and reviews, the Committee recommended that the Board of Directors approved the inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

     The Committee of the Board of Directors of BCFN is reviewing the selection of independent public accountants to audit the financial statements of BCFN and its subsidiaries for the year ending December 31, 2002, in light of the recent indictment of Arthur Andersen LLP. Arthur Andersen LLP has audited BCFN's consolidated financial statements annually since 2000. A member of that firm is expected to be present at the annual meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions.

     Respectfully  submitted  by the  members of the  Committee  of the Board of
Directors:

Dated:  April 26, 2002

                                 AUDIT COMMITTEE

                           William R. Sweet, Chairman
                            Salvatore J. Caltagirone

Audit and Related Fees

     Audit Fees. The fees billed by Arthur Andersen LLP for professional services rendered in connection with the audit of the Company's annual consolidated financial statements for the year ended December 31, 2001 and the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB for the first three quarters of 2001 were $59,000.

     Financial Information Systems Design and Implementation Fees. There were no fees billed by Arthur Andersen LLP to the Company for financial information systems design and implementation for 2001.

     All Other Fees. There were no fees billed by Arthur Andersen LLP for other audit-related services for 2001. Fees billed to the Company for non audit-related services rendered by Arthur Andersen LLP for 2001, including fees for tax compliance and tax consulting services, were $4,000. All other fees in the aggregate, including audit-related fees, totaled $63,000.

     The Audit Committee has determined that all non-audit  services provided by
Arthur  Andersen  are  compatible  with  maintaining   Arthur  Andersen's  audit
independence.

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

Proposal 1:  Elect Four Directors

     Our bylaws provide that the exact number of directors will be fixed from time to time by action of our stockholders or Board of Directors. The number of directors currently is three.

     The Board has nominated four directors for election at the annual meeting. Each nominee is currently serving as one of our directors with the exception of Mr. Cohen. If you elect them, they will hold office until the annual meeting in 2002 or until their successors have been elected or until they resign.

     We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting.



                                         Nominees

        Name and Age           Principal Occupation and Business Experience
----------------------------- --------------------------------------------------
Gary M. Cypres           (58) Mr.Cypres has been our Chairman  of the Board,
                              Chief Executive Officer and Chief Financial
                              Officer since our formation.  Mr. Cypres also
                              currently serves as Hispanic Express, Inc.'s
                              Chairman of the Board, Chief Executive Officer
                              and President. Mr.Cypres  has also  served as
                              Central Financial's Chairman of the  Board, and
                              Chief Executive Officer  since its  formation.
                              Mr. Cypres has been Chairman of the Board, Chief
                              Executive Officer, President and Chief Financial
                              Officer of Banner Holdings and Banner's  Central
                              Electric since  February  1991,  Chairman  of the
                              Board and Chief Executive  Officer of Central
                              Rents,Inc. since June 1994 and managing general
                              partner of West Coast since March 1990.  Prior to
                              that, Mr.  Cypres was a general  partner of
                              SC Partners, a private  investment  banking and
                              consulting firm.  From 1983 to 1985, Mr. Cypres
                              was Chief Financial Officer of The Signal
                              Companies.  From 1973 to 1983, Mr. Cypres was
                              Senior Vice President of Finance at  Wheelabrator
                              -Frye  Inc. Mr. Cypres was a member of the Board
                              of Trustees and a faculty  member of The Amos Tuck
                              School of Business at Dartmouth College.

                              Mr. Cypres will spend that portion of his business time as may be required to oversee our operations and to direct or implement our business strategies. Mr. Cypres will continue to spend a portion of his business time as the managing general partner of West Coast, and as Chairman of the Board and President of Hispanic
                              Express, Inc. See "Certain Relatinships."


Salvatore J.Caltagirone  (59) Mr.  Caltagirone  has been one of our directors since our formation and a director of Central
                              Financial since September 1997. Mr. Caltagirone has been retired since October 1994. From the fall of 1990 to October 1994, he was an employee of G.M.Cypres & Company. From March 1987 to June
                              1990, he was employed as the Managing Director of Henley Group.


William R. Sweet         (64) Mr. Sweet has been one of our directors  since
                              our formation and a director of Central Financial
                              since  September 1997. In July 1996, Mr. Sweet
                              retired from his position of Executive  Vice
                              President-- Wholesale  Banking at Union Bank of
                              California,  N.A., a position he had held since
                              July 1985. Mr. Sweet  currently  serves as a
                              trustee of CNI Charter Funds.


David Cohen              (58) Mr.  Cohen is a former  Senior  Partner at Arthur
                              Andersen  LLP. He retired in August 2000  after
                              35 years of  service  with  that  organization,
                              including  25 years as a partner.  During his
                              career at Andersen,  he served  eight years as an
                              audit  practice division head in the New York
                              office. In addition, he served as the engagement
                              partner and/or the advisory partner for over 50
                              public companies. Mr.Cohen served for seven years
                              on the Board of Directors of the VITAM Youth
                              Treatment Center in Fairfield County, Connecticut,
                              and served for ten years on the Board of Overseers
                              of the Lemberg Graduate School of Brandeis
                              University.



     The Board recommends that you vote "FOR" the election of all four nominees for director.

                     INFORMATION ABOUT STOCKHOLDER PROPOSALS

     If you wish to submit proposals to be included in our 2003 proxy statement, we must receive them, in a form which complies with the applicable securities laws, on or before January 15, 2003. In addition, in the event a stockholder proposal is not submitted to us prior to March 29, 2003, the proxy to be solicited by the Board of Directors for the 2003 annual meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2003 annual meeting without any discussion of the proposal in the proxy statement for such meeting. Please address your proposals to: Banner Central Finance Company, 5480 East Ferguson Drive, Commerce, California 90022, Attention: Corporate Secretary.

                                  ANNUAL REPORT

     Our Annual Report for the fiscal year ended December 31, 2001, accompanies this proxy statement. The Annual report contains our consolidated financial statements and the report thereon of Arthur Andersen, LLP, our independent auditors.


                                 OTHER BUSINESS

     Management knows of no business that will be presented for consideration at the meeting other than as stated in the notice of meeting. If other matters are properly brought before the meeting, however, it is the intention of the proxyholders to vote the shares represented thereby on such matters in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.


                                 By order of the Board of Directors,

                                 /s/ Joni Maggio
                                --------------------------------------------
                                Joni Maggio
April 26, 2002                  Assistant Corporate Secretary

                                   APPENDIX A
            Charter of the Audit Committee of the Board of Directors

I.       Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to provide independent and objective oversight of the accounting functions and internal controls of Banner Central Finance Company. (the "Company"), its subsidiaries and affiliates and to ensure the objectivity of the Company's financial statements. The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. The Committee's function is one of oversight and review, and it is not expected to audit the Company, to define the scope of the audit, to control the Company's accounting practices, or to define the standards to be used in preparation of the Company's financial statements. The Audit Committee shall perform the following functions:

- Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

- Monitor the independence and performance of the Company's independent accountants.

-    Provide  an  avenue  of  communication   among   independent   accountants,
     management, and the Board of Directors.

-    Report to the Board of Directors.

- Encourage adherence to, and continuous improvement of, the Company's policies, procedures, and practices of all levels.

-    Review areas of potential significant financial risk to the Company.

-    Monitor compliance with legal and regulatory requirements.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent accountants and everyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.        Audit Committee Composition

The Audit Committee shall be comprised of not less than two directors appointed by the Board of Directors, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements or within a reasonable period of time after the appointment to the Committee develop such skills. At least one member of the Committee shall have accounting related financial management expertise or other comparable experience or background sufficient to provide the individual with financial sophistication. No member of the Committee shall be employed or have any other relationship with the Company's independent accountants.

In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chair, and in the case where the Committee Chair faces a potential or actual conflict of interest, the Committee Chair shall advise the Chairman of the Board of Directors. In the event that the Committee Chair, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute director shall be appointed as a Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

III.       MEETINGS

If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote. The Committee members shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare or approve, as the case may be, an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent accountants, and as a Committee to discuss any matter that the Committee or any of these groups believe should be discussed.

A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. Meetings shall be scheduled at the discretion of the Chair. Notice of the meetings shall be provided at least three days in advance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

The Committee shall maintain minutes of the meetings and periodically report to the Board of Directors on significant activities.

IV.        Audit Committee Responsibilities and Duties

1. Charter. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission ("SEC") regulations.



2. Financial Disclosure Documents. Review with management and the independent accountants the Company's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to stockholders and, following the satisfactory completion of each year-end review, recommend to the Board of Directors the inclusion of the audited financial statements in the Company's filing on Form 10-K. The review shall include any significant problems and material disputes between management and the independent accountants and a discussion with the independent accountants out of management's presence of the quality of the Company's accounting principles as applied in its financial reporting, the clarity of the
     Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in preparing the financial disclosure and reviewed by the independent accountants.

3. Quarterly Reports. Review with management and the independent accountants the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent accountants in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.



4. Internal Control Systems. In consultation with management and the independent accountants, the Committee shall consider the integrity of the Company's financial reporting process and controls to ensure reliability of the financial reporting and compliance with applicable codes of conduct, laws and regulations. Review significant findings prepared by the independent accountants together with management's responses.



5. Oversight of Independent Accountants. Evaluate the independent accountants on an annual basis and where appropriate recommend to the Board of Directors the need for replacement of the independent accountants. In such evaluation, the Committee shall ensure that the independent accountants deliver to the Committee a formal written statement delineating all relationships between the accountants and the Company. The Committee also shall engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and in response to the independent accountants' report take, or recommend that the Board of Directors take, appropriate action to satisfy itself of the independent accountants' independence.



6. Compensation. Approve fees and other significant compensation to be paid to the independent accountants.



7. Plan of Audit. Consult with the independent accountants regarding the plan of audit, including scope and staffing. The Committee also shall review the independent accountants' report on the audit and review with management the independent accountants' suggested changes or improvements in the Company's accounting practices or controls.

8. Accounting Principles and Disclosure. Review significant developments in accounting rules. The Committee shall review with management recommended changes in the Company's methods of accounting or financial statements. The Committee also shall review with the independent accountants any significant proposed changes in accounting principles and financial statements. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.



9. Consultation with Legal Counsel. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, or the Company's compliance with applicable laws and regulations, and any inquiries received from the regulators or governmental agencies.



10. Report to Shareholders. Annually prepare a report to shareholders as required by the SEC. The report shall be included in the Company's annual proxy statement.



11. Adequacy of Personnel. Review periodically the adequacy of the Company's accounting, financial and auditing personnel resources.



12. Risk Management. Review and evaluate risk management policies in light of business strategy, capital strength, and overall risk tolerance. The Committee also shall evaluate on a periodic basis the Company's investments and derivatives risk management policies, including the internal system to review operational risks, procedures for derivatives investment and trading, and safeguards to ensure compliance with procedures.



13. Tax Policies. Review periodically the Company's tax policies, reserves and pending audits or assessments.

Revocable Proxy       BANNER CENTRAL FINANCE COMPANY           Revocable Proxy
                Anual Meeting Of Stockholders -- June 4, 2002
              This Proxy Is Solicited By The Board Of Directors

     The undersigned stockholder(s) of Banner Central Finance Company. (the "Company") hereby nominate(s), constitute(s) and appoint(s) Salvatore J. Caltagirone, Gary M. Cypres, William R. Sweet, and David Cohen and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Company's corporate headquarters, 5480 East Ferguson Drive, Commerce, California 90022 at 10:00 a.m., Tuesday, June 4, 2002, and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereon, as follows:

1. Election Of Directors.

[ ] FOR all the nominees listed below   [ ]WITHHOLD AUTHORITY
(except as marked to the contrary below)   to vote for all nominees listed below

   Salvatore J. Caltagirone, Gary M. Cypres, William R. Sweet and David Cohen

   Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

--------------------------------------------------------------------------------
2. Other Business. In their discretion, the proxyholders are authorized to transact such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

     The Board of Directors recommends a vote "FOR" the election of the Board of Directors' nominees listed.

                      Please Sign and Date on Reverse Side

                    (Continued from Front Side of Proxy Card)

     This Proxy will be voted "FOR" the election of the Board of Directors' nominees unless authority to do so is withheld. If any other business is presented at the Meeting, this Proxy shall be voted by the proxyholders in accordance with the recommendations of a majority of the Board of Directors.

     The undersigned hereby ratifies and confirms all that said attorneys and proxyholders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying said notice.

                                             Date: ___________, 2002


                                             ---------------------
                                                    Signature

                                             ---------------------
                                                    Signature

                                             NOTE: Please date this Proxy and
                                                   sign your name exactly as
                                                   it appears on your stock
                                                   certificates. Executors,
                                                   administrators, trustees,
                                                   etc., should give their full
                                                   titles. All joint owners
                                                   should  sign.

                                                   I (we) [ ] do   [ ] do not
                                                   expect to attend the Meeting.


 PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE
                           PREPAID ENVELOPE PROVIDED.